THE FBR FUNDS

Equity Funds
FBR Large Cap Financial Fund
FBR Small Cap Financial Fund
FBR Small Cap Fund
FBR Large Cap Technology Fund
FBR Small Cap Technology Fund
FBR Gas Utility Index Fund

SUPPLEMENT DATED DECEMBER 27, 2005
TO THE PROSPECTUS DATED FEBRUARY 28, 2005

This supplement to the Prospectus dated February 28, 2005, for The FBR Funds, Equity Funds, updates certain information in the Prospectus as described below.  For further information, please contact The FBR Funds toll-free at 888.888.0025.

Administrative Contract.   Effective November 1, 2005, The FBR Funds (the "Trust") on behalf of the Equity Funds (the "Funds") entered into an agreement with FBR Fund Advisers, Inc. (the "Adviser") to provide day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Funds' registration statements. Pursuant to the Agreement, the Adviser receives a fee of 0.06% of the first $2 billion of average daily net assets of the Funds, 0.05% of the next $1 billion of average daily net assets of the Funds and 0.035% of the Funds' average daily net assets in excess of $3 billion. The Adviser also provides the Funds with office space, facilities and business equipment and generally administers the Funds' business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of the Adviser.

Effective November 1, 2005, the Trust on behalf of the Funds entered into an agreement with FBR National Trust Company ("FBRNTC"), a wholly-owned subsidiary of Friedman, Billings, Ramsey Group, Inc., to serve as the Funds' custodian.  On November 21, 2005, FBRNTC entered into an agreement with Cardinal Bank, a Virginia-chartered bank ("Cardinal"), whereby Cardinal has agreed to acquire certain of FBRNTC's fiduciary and other assets and assume FBRNTC's deposit liabilities. Closing of the transaction, which is subject to the satisfactory completion of due diligence by Cardinal, the receipt of required regulatory approvals and third-party consents, and other customary closing conditions, is anticipated to occur in the first quarter 2006.  Upon closing of the transaction, the Funds' custodian services will be performed by Cardinal.

Prior to November 1, 2005, the Funds had entered into an agreement with FBRNTC for Fund Administration, Fund Accounting, Transfer Agency and Custody Services.  Under this agreement, FBRNTC provided or paid the costs for such services and other fund operating expenses. Effective November 1, 2005, the Funds have contracted directly with Integrated Fund Services, Inc. for the provision of transfer agency, dividend disbursement and fund accounting services.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.